364 Day Credit Agreement



AMENDMENT NO. 2


	THIS AMENDMENT NO. 2, (this "Amendment"), dated as of
May 29, 1997, among GENERAL SIGNAL CORPORATION (the
"Company") and the undersigned commercial banking institutions (herein collectively "Banks").

	WITNESSETH:

	WHEREAS, the Company and the Banks are parties to a certain 364 Day Credit Agreement, dated as of June 1, 1995 as amended as of May 31, 1996 (the "364 Day Credit
Agreement"); and

	WHEREAS, the parties desire to amend further certain terms of the 364 Day Credit Agreement;

	NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

1.	Except as otherwise defined herein, the
capitalized terms used herein shall have the meanings respectively ascribed to them in the 364 Day Credit
Agreement.

2.	Each Bank's Commitment shall be the amount set
forth opposite its signature hereto, as such amount may be reduced or increased from time to time pursuant to Sections 1.1.6, 1.1.7 and 1.1.8 or Section 13.5 of the 364 Day Credit Agreement.

3.	The "Revolver Expiration Date" is hereby amended
to mean the earlier of May 28, 1998 or the date of termination in whole of the Commitments. All references to the "364 Day Credit Agreement" shall be deemed to refer to the 364 Day Credit Agreement as hereby amended.

4. The table in Section 3.1.8, Applicable Margin, is hereby deleted and replaced with the following:

Public Debt Rating        Eurodollar
                          Margin            CD Margin

Level 1:
AA-/Aa3 or higher          .185%               .310%

Level 2:
A-/A3 or higher, but
less than Level 1          .200%               .325%

Level 3:
BBB-/Baa3 or higher,
but less than Level 2      .350%               .475%

Level 4:
Less than BBB-/Baa3        .500%               .625%




	5.	The table in Section 3.2, Facility Fee, is hereby
deleted and replaced with the following:


Public Debt Rating           Facility Fee Percentage

Level 1:
AA-/Aa3 or higher                   .040 %

Level 2:
A-/A3 or higher, but
less than Level 1                   .060 %

Level 3:
BBB-/Baa3 or higher,
but less than Level 2               .100%

Level 4:
Less than BBB-/Baa3                 .150 %


6. Except as set forth in this Amendment, all terms and conditions of the 364 Day Agreement shall remain unchanged.

	IN WITNESS WHEREOF, the Company and each Bank have caused this Amendment to be executed, as of the day and year first above written, by one of its officers thereunto duly authorized.


				GENERAL SIGNAL CORPORATION

				By:   Terry J. Mortimer
				____________________________
				Vice President and Treasurer
				One High Ridge Park
				Stamford, CT  06904
				Attention: Treasurer
				Telecopier No.: (203) 329-4365